                                                                    EXHIBIT 99.2

               UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
                                  STATEMENTS
                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated balance sheet of Dean Witter, Discover and Co. ("DWD") and the historical consolidated statement of financial condition of Morgan Stanley Group Inc. ("Morgan Stanley") giving effect to the Merger as though it had been consummated on February 28, 1997 after giving effect to the pro forma adjustments described in the notes to the pro forma condensed combined financial statements. The following unaudited pro forma condensed combined statements of income combines the historical consolidated statements of income of DWD and Morgan Stanley giving effect to the Merger, which is intended to be accounted for as a pooling of interests after giving effect to the pro forma adjustments described in the notes to the pro forma condensed combined financial statements. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in DWD's Annual Report on Form 10-K for the year ended December 31, 1996, including the notes thereto and the audited consolidated statements and other financial information contained in Morgan Stanley's Annual Report on Form 10-K for the fiscal year ended November 30, 1996 and the unaudited consolidated interim financial statements contained in Morgan Stanley's Quarterly Report on Form 10-Q for the period ended February 28, 1997, including the notes thereto. These unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results and financial position that might have been achieved had the merger occurred as of the beginning of the earliest period presented nor are they necessarily indicative of operating results and financial position which may occur in the future.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                 (IN MILLIONS)


                                                              DWD         Morgan Stanley
                                                           Historical       Historical     Pro Forma      Pro Forma
                                                        December 31, 1996February 28, 1997Adjustments (a) Combined
                                                        ----------------------------------------------   ------------
ASSETS
Cash and cash equivalents                                         $1,999           $4,488                     $6,487
Cash and securities deposited with clearing organizations
  or segregated under federal and other regulations                2,045            1,490                      3,535
Financial instruments owned:
    U.S. government and agency securities                            951           15,219                     16,170
    Other sovereign government obligations                             0           18,205                     18,205
    Corporate and other debt                                         923           17,905                     18,828
    Corporate equities                                                40           14,242                     14,282
    Derivative contracts                                               0           12,818                     12,818
    Physical commodities                                               0              287                        287
Securities purchased under agreements to resell                    3,564           70,029                     73,593
Securities borrowed                                                3,866           50,394                     54,260
Receivables:
    Consumer loans (net of allowances of $815)                    22,373                0                     22,373
    Customers, net                                                 2,839           10,368                     13,207
    Brokers, dealers and clearing organizations                        0            1,995                      1,995
    Fees, interest and other                                         805            2,524                      3,329
Other assets                                                       3,009            4,808                      7,817
                                                        ----------------------------------------------   ------------
Total assets                                                     $42,414         $224,772                   $267,186
                                                        ----------------------------------------------   ------------


LIABILITIES AND STOCKHOLDERS' EQUITY

Commercial paper and other short-term borrowings                  $5,865          $22,241                    $28,106
Deposits                                                           7,213                0                      7,213
Financial instruments sold, not yet purchased:
    U.S. government and agency securities                          1,199           13,991                     15,190
    Other sovereign government obligations                             0            8,355                      8,355
    Corporate and other debt                                          64            1,242                      1,306
    Corporate equities                                                11            8,762                      8,773
    Derivative contracts                                               0           11,006                     11,006
    Physical commodities                                               0               36                         36
Securities sold under agreements to repurchase                     3,567           95,919                     99,486
Securities loaned                                                  3,932           10,432                     14,364
Payables:
    Customers                                                      3,433           21,041                     24,474
    Brokers, dealers and clearing organizations                        0            4,113                      4,113
    Interest and dividends                                           200            1,244                      1,444
Other liabilities and accrued expenses                             3,622            2,425                      6,047
Long-term borrowings                                               8,144           16,470                     24,614
                                                        ----------------------------------------------   ------------
                                                                  37,250          217,277                    254,527
                                                        ----------------------------------------------   ------------
Capital Units                                                          0              999                        999
                                                        ----------------------------------------------   ------------
Commitments and contingencies

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                 (IN MILLIONS)

                                                              DWD         Morgan Stanley
                                                           Historical       Historical     Pro Forma      Pro Forma
                                                        December 31, 1996February 28, 1997Adjustments (a) Combined
                                                        ----------------------------------------------   ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Stockholders' equity:
    Preferred stock                                                    0            1,027                      1,027
    Common stock (1)                                                   3              164        (160)(b)          7
    Paid-in capital (1)                                            2,703              892         160 (b)      3,755
    Retained earnings                                              2,973            4,767        (264)(b)      7,476
    Cumulative translation adjustments                                 0              (14)                       (14)
                                                        ----------------------------------------------   ------------
         Subtotal                                                  5,679            6,836        (407)        12,108

    Less:

         Stock compensation related deductions                       (83)              76                        (7)
         Common stock held in treasury, at cost                      598              264        (264)(b)        598
                                                        ----------------------------------------------   ------------
             Total stockholders' equity                            5,164            6,496           0         11,660
                                                        ----------------------------------------------   ------------
Total liabilities and stockholders' equity                       $42,414         $224,772          $0       $267,186
                                                        ----------------------------------------------   ------------


(1) DWD historical amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                       (IN MILLIONS, EXCEPT SHARE DATA)

                                                          DWD         Morgan Stanley
                                                       Historical       Historical
                                                      Three Months     Three Months
                                                         Ended            Ended                  Pro Forma
                                                    December 31, 1996February 28, 1997            Combined
                                                    ----------------------------------          -------------
Revenues:
Investment banking                                               $78             $442                   $520
Principal transactions:
           Trading                                               109              751                    860
           Investments                                             0               56                     56
Commissions                                                      294              182                    476
Merchant and cardmember fees                                     461                0                    461
Servicing fees                                                   204                0                    204
Interest and dividends                                           969            2,367                  3,336
Asset management and administration                              299              278                    577
Other                                                             29                0                     29
                                                    ----------------------------------          -------------
           Total revenues                                      2,443            4,076                  6,519

Interest expense                                                 405            2,282                  2,687
Provision for losses on credit receivables                       420                0                    420
                                                    ----------------------------------          -------------

           Net revenues                                        1,618            1,794                  3,412
                                                    ----------------------------------          -------------

Expenses excluding interest:

Compensation and benefits                                        559              879                  1,438
Occupancy and equipment                                           67               62                    129
Brokerage, clearing and exchange fees                             10               84                     94
Information processing and communications                        199               78                    277
Business development                                             254               59                    313
Professional services                                             36               60                     96
Other                                                            129               62                    191
                                                    ----------------------------------          -------------
           Total expenses excluding interest                   1,254            1,284                  2,538
                                                    ----------------------------------          -------------

Income before income taxes                                       364              510                    874
Provision for income taxes                                       136              194                    330
                                                    ----------------------------------          -------------
Net income                                                      $228             $316                   $544
                                                    ----------------------------------          -------------
Preferred stock dividend requirements                              0               19                     19
                                                    ----------------------------------          -------------
Earnings applicable to common shares (1)                        $228             $297                   $525
                                                    ----------------------------------          -------------

Average common and common equivalent
   shares outstanding (1) (2)                            334,280,968      158,307,567            595,488,454
Primary earnings per share (2)                                 $0.68            $1.88                  $0.88
Fully diluted earnings per share (2)                           $0.68            $1.80                  $0.86

(1)   Amounts shown are used to calculate primary earnings per share.

(2) DWD historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                       (IN MILLIONS, EXCEPT SHARE DATA)


                                                          DWD         Morgan Stanley
                                                       Historical       Historical
                                                      Three Months     Three Months
                                                         Ended            Ended                  Pro Forma
                                                    December 31, 1995February 29, 1996            Combined
                                                    ----------------------------------          -------------
Revenues:
Investment banking                                               $49             $399                   $448
Principal transactions:
           Trading                                               111              704                    815
           Investments                                             0              (7)                    (7)
Commissions                                                      274              154                    428
Merchant and cardmember fees                                     344                0                    344
Servicing fees                                                   162                0                    162
Interest and dividends                                           905            1,933                  2,838
Asset management and administration                              259              122                    381
Other                                                             24                3                     27
                                                    ----------------------------------          -------------
           Total revenues                                      2,128            3,308                  5,436

Interest expense                                                 403            1,859                  2,262
Provision for losses on credit receivables                       287                0                    287
                                                    ----------------------------------          -------------

           Net revenues                                        1,438            1,449                  2,887
                                                    ----------------------------------          -------------

Expenses excluding interest:

Compensation and benefits                                        497              705                  1,202
Occupancy and equipment                                           62               58                    120
Brokerage, clearing and exchange fees                             10               66                     76
Information processing and communications                        181               61                    242
Business development                                             224               37                    261
Professional services                                             27               42                     69
Other                                                            144               40                    184
                                                    ----------------------------------          -------------
           Total expenses excluding interest                   1,145            1,009                  2,154
                                                    ----------------------------------          -------------

Income before income taxes                                       293              440                    733
Provision for income taxes                                       115              167                    282
                                                    ----------------------------------          -------------
Net income                                                      $178             $273                   $451
                                                    ----------------------------------          -------------
Preferred stock dividend requirements                              0               16                     16
                                                    ----------------------------------          -------------
Earnings applicable to common shares (1)                        $178             $257                   $435
                                                    ----------------------------------          -------------

Average common and common equivalent
   shares outstanding (1) (2)                            351,746,068      156,549,243            610,052,319
Primary earnings per share (2)                                 $0.51            $1.64                  $0.71
Fully diluted earnings per share (2)                           $0.51            $1.57                  $0.70

(1)   Amounts shown are used to calculate primary earnings per share.

(2) DWD historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.



See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note (a):  Basis of Presentation

The unaudited pro forma condensed combined statement of financial condition combines the historical consolidated balance sheet of DWD at December 31, 1996 with the historical consolidated statement of financial condition of Morgan Stanley at February 28, 1997. The unaudited pro forma condensed combined statements of income combine the historical consolidated statements of income of DWD for the three months ended December 31, 1996 and 1995 with the historical consolidated statements of income of Morgan Stanley for the three months ended February 28, 1997 and February 29, 1996. Certain amounts reflected in the historical financial statement presentations of both companies have been reclassified to conform to the unaudited pro forma condensed combined presentation.

The unaudited pro forma condensed combined financial statements exclude
(i) the effect of any potential changes in revenues or any operating synergies which may be achieved upon combining the resources of the companies
(ii) investment banking, legal and miscellaneous transaction costs of the Merger, which will be reflected as an expense in the period the Merger is consummated, and (iii) costs associated with the integration and consolidation of the companies which are not presently estimable.

Transactions between DWD and Morgan Stanley are not material in relation to the unaudited pro forma condensed combined financial statements and therefore, intercompany balances have not been eliminated from the pro forma combined amounts. DWD and Morgan Stanley are in the process of reviewing their respective accounting policies and do not expect there to be any significant adjustments necessary in order to conform such policies.

In January 1997, DWD acquired Lombard Brokerage, Inc. which was accounted for as a purchase transaction. During 1996, Morgan Stanley acquired Miller Anderson & Sherrerd, LLP and Van Kampen American Capital, Inc., both accounted for as purchase transactions. In April 1997, Morgan Stanley announced the acquisition of the institutional global custody business of Barclays PLC. No pro forma effect has been given to these transactions as the effect is not material.

    NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note (b):  Pro Forma Adjustments

The pro forma adjustments to common stock, paid-in capital and retained earnings accounts at December 31, 1996 reflect (i) an exchange of 158.0 million shares of common stock, par value $1.00 per share of Morgan Stanley for 260.7 million shares (using the exchange ratio of 1.65) of common stock, par value $.01 per share of DWD and (ii) the cancellation and retirement of all shares of Morgan Stanley common stock held in treasury. The number of shares of DWD common stock to be issued at consummation of the Merger will be based upon the actual number of shares of Morgan Stanley common stock outstanding at that time.


Note (c):  Pro Forma Earnings Per Share

The pro forma combined primary and fully diluted earnings per common share for the respective periods presented are based on the combined weighted average number of common shares and share equivalents of DWD and Morgan Stanley. The number of common shares and share equivalents of Morgan Stanley is based on an exchange ratio of 1.65 shares of DWD common shares for each issued and outstanding share and share equivalent of Morgan Stanley.